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                                                                    EXHIBIT 23.3
                                                                    ------------


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report on the 1995 financial statements for Star Mountain, Inc., dated February 16, 1996, included in the previously-filed Registration Statement on Form S-1 (No. 333-70119).


                                             /s/ Friedman & Fuller, P.C.

                                             Friedman & Fuller, P.C.


Rockville, Maryland
February 23, 1999











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